Supplement dated May 1, 2023, to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Wilton Reassurance Life Company of New York. Your variable annuity contract may not offer all of the investment options described below. Please refer to your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
Effective May 1, 2023, the funds listed below will change their names.

Fund – Current Name	Fund – New Name
AB VPS Growth and Income Portfolio - Class B	AB Relative Value Portfolio – Class B
AB VPS Small/Mid Cap Value Portfolio - Class B	AB Discovery Value Portfolio – Class B
Putnam VT Multi-Cap Core Fund - Class IB	Putnam VT Core Equity Fund – Class IB
Putnam VT Growth Opportunities Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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